Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.
(the “Funds”)

July 13, 2017

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated July 29, 2016, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

At a Special Meeting of Partners held on June 13, 2017, partners of the Hatteras Master Fund, L.P. (the “Master Fund”), including the Funds, approved an investment sub-advisory agreement (the “Sub-Advisory Agreement”) among Portfolio Advisors, LLC (“Portfolio Advisors”), Hatteras Funds, LP (“Hatteras”), and the Master Fund.  The Funds invest substantially all of their respective assets in the Master Fund, which has the same investment objective as each Fund. Effective July 1, 2017, Portfolio Advisors will provide services to Hatteras pursuant to the Sub-Advisory Agreement. Pursuant to the Sub-Advisory Agreement, Portfolio Advisors is entitled to a portion of the management fee received by Hatteras from the Master Fund. From April 28, 2017 to June 30, 2017, Portfolio Advisors served as sub-adviser to the Master Fund pursuant to an interim sub-advisory agreement among the Master Fund, Hatteras and Portfolio Advisors approved by the Board of Directors of the Master Fund.

The overall management fee remains unchanged, and the terms of the Interim Sub-Advisory Agreement are substantially similar to the terms of the Sub-Advisory Agreement, except for the payment structure of the sub-advisory fees. Under, the interim sub-advisory agreement, Portfolio Advisors was entitled to receive 15% of any management fees received by Hatteras from the Master Fund on the first $550,000,000 of assets under management (“AUM”) of the Master Fund; and 30% of management fees on AUM of the Master Fund over $550,000,000. The Sub-Advisory Agreement provides that Portfolio Advisors is entitled to receive 15% of any management fees received by Hatteras from the Master Fund on first $550,000,000 of AUM of the Master Fund; and 50% of management fees on AUM of the Master Fund over $550,000,000.